Exhibit 1.1

[•] Shares

ITG, INC.

CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE

UNDERWRITING AGREEMENT

[•], 2026

[•], 2026

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

UBS Securities LLC

Stifel, Nicolaus & Company, Incorporated

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o UBS Securities LLC

11 Madison Avenue

New York, New York 10010

c/o Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor

New York, New York 10019

Ladies and Gentlemen:

ITG, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [•] shares of the Class A common stock, par value $0.001 per share, of the Company (the “Class A Common Stock”). Such shares of Class A Common Stock to be sold by the Company shall hereinafter be referred to as the “Firm Shares.”

The Company and OCM Power VI AIV Holdings (Delaware), L.P., a Delaware limited partnership and stockholder of the Company (the “Selling Stockholder”), severally propose, subject to the terms and conditions set forth in this Agreement, to sell to the several Underwriters not more than [•] shares of Class A Common Stock (the “Additional Shares”), of which [•] shares of Class A Common Stock are to be issued and sold by the Company and [•] shares of Class A Common Stock are to be sold by the Selling Stockholder, if and to the extent that Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citi”), UBS Securities LLC (“UBS”) and Stifel, Nicolaus & Company, Incorporated, as representatives of the offering (the “Representatives”), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A Common Stock granted to the Underwriters in Section 3 hereof.

The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Class A Common Stock, together with the shares of Class B common stock, par value $0.001 per share, of the Company, to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.” The Company and the Selling Stockholder are hereinafter sometimes collectively referred to as the “Sellers.”

In connection with the offering contemplated by this Agreement, the “Transactions” (as such term is defined in the Registration Statement, the Time of Sale Prospectus and the Prospectus (each as defined below) under the caption “Organizational Structure—Transactions”) were or will be effected, pursuant to which, among other things, a wholly owned subsidiary of the Company will become the sole managing member of ITG Parent, LLC, a Delaware limited liability company (“ITG Parent”) and the Company will operate and control all of the business and affairs of ITG Parent and its direct and indirect subsidiaries, including ITG Communications, LLC, a Texas limited liability company (“ITG OpCo”). Through ITG Parent and its direct and indirect subsidiaries, including ITG OpCo, the Company will conduct its business, and the Company’s principal asset will consist of directly- and indirectly-owned equity interests (such equity interests, “LLC Interests”) in ITG Parent. The Company and ITG Parent are each referred to herein as a “Company Party” and, collectively, as the “Company Parties.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-296557), including a preliminary prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Class A Common Stock pursuant to Rule 462(b) under the Securities Act (a “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “preliminary prospectus” shall mean each prospectus used prior to the effectiveness of the Registration Statement and each prospectus that omitted information pursuant to Rule 430A under the Securities Act that was used after such effectiveness and prior to the execution and delivery of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus contained in the Registration Statement at the time of its effectiveness together with the documents and pricing information set forth in Schedule II hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The term “Time of Sale” means [•] [a.m. / p.m.], New York City time, on [•], 2026. Except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 promulgated under the Securities Act and the term “subsidiary” has the meaning set forth in Rule 405 promulgated under the Securities Act.

Morgan Stanley has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in each of the Time of Sale Prospectus and the Prospectus under the heading “Underwriting (Conflicts of Interest)” (the “Directed Share Program”). The Shares to be sold by Morgan Stanley and its affiliates pursuant to the Directed Share Program, at the direction of the Company, are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

1. Representations and Warranties of the Company Parties. Each Company Party, jointly and severally, represents and warrants to and agrees with each of the Underwriters that, as of the date hereof, the Time of Sale, the Closing Date (as defined in Section 5) and any Option Closing Date (as defined in Section 3):

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending before or, to the Company’s knowledge, threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply, as of the date of such amendment or supplement, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5) and any Option Closing Date (as defined in Section 3), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, does not conflict with the Time of Sale Prospectus and when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by, or on behalf of, such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriter Information (as defined in Section 11(b)).

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or, if filed after the date of this Agreement, will comply, when filed, in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, each furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives’ prior consent, prepare, use or refer to, any free writing prospectus.

(d) The Company Parties have been duly incorporated or formed, as applicable, are validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, have the corporate or limited liability company power and authority to own or lease their property and to conduct their business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and are duly qualified to transact business and are in good standing (to the extent the concept of good standing is applicable in such jurisdiction) in each jurisdiction in which the conduct of their business or their ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company Parties and their respective subsidiaries, taken as a whole (a “Material Adverse Effect”).

(e) Each subsidiary of the Company has been duly incorporated, organized or formed, as applicable, is validly existing as a corporation or other business entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation (to the extent the concept of good standing is applicable in such jurisdiction), has the corporate or other business entity power and authority to own or lease its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (to the extent the concept of good standing is applicable in such jurisdiction), except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent such concepts are applicable under relevant law) and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for (i) any liens, encumbrances, equities or claims arising pursuant to indebtedness or financing arrangements described in the Time of Sale Prospectus and the Prospectus and (ii) such other liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) This Agreement and the performance by each of the Company Parties of their respective obligations hereunder have been duly authorized by all necessary corporate or limited liability company action, and this Agreement has been duly executed and delivered by each of the Company Parties.

(g) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(h) (i) The shares of Common Stock (including the Shares to be sold by the Selling Stockholder) outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable; and (ii) the Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights that have not been validly waived.

(i) None of the Company Parties nor any of their respective subsidiaries is currently in violation of, and the execution and delivery by the Company Parties of, and the performance by the Company Parties of their respective obligations under, this Agreement will not contravene, (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws (or similar organizational documents) of such Company Party or any subsidiary, (iii) any agreement or other instrument binding upon such Company Party or any of its subsidiaries that is material to the Company Party and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company Party or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Company Party of its obligations under this Agreement, except those that have been obtained or completed, such as have already been obtained or as may be required by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or such as have already been obtained or as may be required under the Securities Act or the rules and regulations thereunder, Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the rules and regulations thereunder, or by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or as may be required for the approval of the listing of the Shares on the Nasdaq Global Select Market, except, in the cases of clauses (i), (iii) and (iv) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of any of the Company Parties and their respective subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

(k) There are no legal, governmental or regulatory proceedings, actions, investigations, demands, claims, suits, arbitrations or inquiries (collectively, “Proceedings”) pending or, to the knowledge of the Company Parties, threatened to which the Company Parties or any of their respective subsidiaries is a party or to which any of the properties of any of the Company Parties or any of their respective subsidiaries is subject other than Proceedings that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the power or ability of the Company Parties to perform their respective obligations under this Agreement or to consummate the transactions contemplated by each of the Registration Statement, the Time of Sale Prospectus and the Prospectus. There are no Proceedings that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described in all material respects; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.

(l) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(m) The Company Parties are not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(n) Except as permitted under Regulation M under the Exchange Act, neither the Company nor an affiliate of the Company has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company, to facilitate the sale or resale of the Shares.

(o) Except as disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus, the Company Parties (i) do not have any material lending or other relationship with any bank or lending affiliate of any Underwriter, and (ii) do not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of any Underwriter.

(p) The Company Parties and each of their respective subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to pollution, human health and safety (as related to exposure to Hazardous Materials), and the environment, including, without limitation, ambient air, surface water, groundwater, sediment, land surface, or subsurface strata), natural resources, wildlife or ecosystems, including, without limitation, laws and regulations relating to the release or threatened release of, or exposure of any person to, any chemical, substance, material or waste that is regulated or defined as hazardous, toxic or radioactive, or as a pollutant or contaminant, or words of similar meaning due to its hazardous or dangerous properties or characteristics, in or under any law or regulation, and any petroleum or petroleum byproducts, asbestos-containing materials, toxic mold, or per- or polyfluoroalkyl substances (“Hazardous Materials”) (any such laws or regulations, “Environmental Laws”), (B) hold all permits, licenses, registrations, or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as currently conducted, (C) are in compliance with all terms and conditions of any such permit, license, registration or approval, and (D) have not received, are not a party to, and are not aware of any pending or threatened (in writing) administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, notices of liability, investigations or proceedings relating to any Environmental Law or any permit, license, registration or other approval required thereunder, and are not a party to any outstanding order for clean-up or remediation, relating to any release of Hazardous Materials caused by the Company Parties or any of their respective subsidiaries, that has been issued under any Environmental Laws, except in the case of any and all of the foregoing, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Except as otherwise have been validly waived or complied with in connection with the issuance and sale of the Shares contemplated by this Agreement and as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company Parties and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(r) None of the Company Parties nor any of their respective subsidiaries or controlled affiliates, nor any director or officer thereof, nor, to the knowledge of the Company Parties, any employee, agent or representative of any Company Party or of any of their subsidiaries or controlled affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (a “Government Official”) to improperly influence official action by that Government Official for the benefit of the Company Parties or their respective subsidiaries or controlled affiliates, or to otherwise secure any improper advantage, or to any person in violation of (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, or (c) any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption (collectively, the “Anti-Corruption Laws”).

(s) The operations of the Company Parties and each of their respective subsidiaries are and have been conducted at all times in compliance with all applicable anti-money laundering laws, rules, and regulations, including the financial recordkeeping and reporting requirements contained therein, and including the Bank Secrecy Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the Money Laundering Control Act of 1986, and the Anti-Money Laundering Act of 2020 (collectively, the “Anti-Money Laundering Laws”).

(t) (i) None of the Company Parties nor any of their respective subsidiaries, nor any director, officer, or to the knowledge of the Company Parties, any employee, agent, controlled affiliate, or representative of any of the Company Parties or any of their respective subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A) the subject or target of any sanctions administered or enforced by the United States federal government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), or

(B) located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria (with respect to Syria only, until July 1, 2025)).

(ii) Each of the Company Parties and each of their respective subsidiaries (a) have not, since April 24, 2019, engaged in, (b) are not now engaged in, and (c) will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.

(u) Each of the Company Parties will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is or whose government is, the subject of Sanctions;

(ii) to fund or facilitate any money laundering or terrorist financing activities; or

(iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(v) The Company Parties and their respective subsidiaries have conducted and will conduct their businesses in compliance with Sanctions, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Company Parties or any of their respective subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws or Sanctions is pending or, to the knowledge of the Company Parties, threatened. The Company Parties and their respective subsidiaries and controlled affiliates have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions, and with the representations and warranties contained herein.

(w) None of the Company or any of its subsidiaries or its controlled affiliates is a “covered foreign person” within the meaning of the investment regulations of the United States Department of the Treasury found at 31 C.F.R. Part 850 (the “Outbound Investment Rules”). To the Company’s knowledge, it is not engaged in transactions that would require notification or be prohibited under the applicable Outbound Investment Rules.

(x) The Company Parties and each of their respective subsidiaries have good and marketable title to all real property owned by them which is material to the business of the Company Parties and their respective subsidiaries and good and marketable title to all other property (other than with respect to intellectual property, which is addressed exclusively in Section 1(y)) owned by them which is material to the business of the Company Parties and their respective subsidiaries, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions, encumbrances and defects except such as (i) are described in the Time of Sale Prospectus and the Prospectus, (ii) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company Parties and their respective subsidiaries or (iii) could not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company Parties and their respective subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, taken as a whole (subject to the effects of (x) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally, (y) the application of general principles of equity (including, without limitation concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and (z) applicable law and public policy with respect to rights to indemnity and contribution).

(y) (i) The Company Parties and their respective subsidiaries own or have a right to use all patents, inventions, copyrights (including rights in software), know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), domain names, trademarks, service marks, trade names, and any applications or registrations for any of the foregoing, together with the goodwill associated with any of the foregoing, and other intellectual property (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of their businesses as currently conducted (“Company IP”), (ii) the Intellectual Property Rights owned by the Company Parties or any of their respective subsidiaries are valid, subsisting and, to the Company’s knowledge, enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit or proceeding before any governmental authority by others against any Company Party challenging the validity or enforceability of any Company IP owned by any Company Party and their respective subsidiaries, except for office actions or similar communications in connection with the prosecution of any such Intellectual Property Rights, (iii) there is no pending or, to the Company’s knowledge, threatened action, suit or proceeding before any governmental authority by others against any of the Company Parties nor any of their respective subsidiaries alleging any infringement, misappropriation or other violation of Intellectual Property Rights by any Company Party or any of their respective subsidiaries, (iv) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has, in the last two (2) years, infringed, misappropriated or otherwise violated, any Company IP owned by any Company Party or any of their respective subsidiaries, (v) to the Company’s knowledge, none of the Company Parties nor any of their respective subsidiaries infringes, misappropriates or otherwise violates, or, in the last two (2) years has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of a third party, (vi) all employees and contractors engaged in, or that may engage in, the development of Intellectual Property Rights on behalf of the Company Parties or any of their respective subsidiaries have executed an assignment agreement whereby such employees or contractors assign all of their right, title and interest in and to such Intellectual Property Rights to the Company Parties or their applicable subsidiary, and to the Company’s knowledge no such agreement has been breached or violated in any material respect, and (vii) the Company Parties and their respective subsidiaries take, and have taken, commercially reasonable efforts designed to maintain and protect the confidentiality of all information intended to be maintained as confidential, including any trade secrets and other material confidential Intellectual Property Rights; except, in each case with respect to the foregoing clauses (i) through (vii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z) With respect to artificial intelligence, advanced machine learning or other similar generative models (collectively, “AI Tools”), the Company Parties and their respective subsidiaries (i) use AI Tools in compliance in all material respects with all applicable license terms and laws; (ii) to the Company’s knowledge, have not used AI Tools in a manner that materially and adversely affects the validity or enforceability of any Company IP owned by any Company Party; and (iii) to the Company’s knowledge, have not knowingly disclosed, in the last two (2) years, any material trade secrets or material confidential or proprietary information in any prompts or inputs into any AI Tools other than AI Tools subject to written terms that restrict the applicable AI Tool’s provider’s right to train its models on such inputs, except, in each case with respect to the foregoing clauses (i) through (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) (i) None of the Company Parties nor any of their respective subsidiaries develop, use or have developed, distribute or have used or have distributed any software or other materials under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”) in any manner that requires (A) the Company Parties or any of their respective subsidiaries to permit reverse engineering of any software code or other technology owned by the Company Parties or any of their respective subsidiaries or (B) any software code or other technology owned by the Company Parties or any of their respective subsidiaries to be (1) disclosed, delivered, licensed, distributed or otherwise made available to any other person in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge; except, in each case with respect to the foregoing clauses (A) or (B), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the material software owned by the Company Parties or their respective subsidiaries is subject to any source code escrow obligation against any Company Party or their respective subsidiaries.

(bb) (i) Each of the Company Parties and their subsidiaries have, in the last two (2) years, complied and are presently in compliance in all material respects with all of its internal and external privacy policies, contractual obligations, applicable laws, statutes, and regulations of any governmental or governmental regulatory authority and any other legal obligations, in each case, relating to the collection, use, transfer, process, handling, analysis, import, export, storage, protection, disposal or disclosure by the Company Parties or any of their respective subsidiaries of personal or personally identifiable (“Data Security Obligations,” and such data, “Data”); (ii) in the last two (2) years, none of the Company Parties nor their respective subsidiaries have received any written notification of, or written complaint regarding from any governmental authority, non-compliance with any Data Security Obligation that has not been resolved; (iii) there is no pending action, suit or proceeding, or, to the Company’s knowledge, investigation, by or before any court or governmental agency, authority or body threatened alleging non-compliance with any Data Security Obligation; and (iv) in the last twelve (12) months, the Company Parties and their respective subsidiaries have not been required by applicable law to notify any individual or data protection authority of any information security breach, compromise or incident involving any Data; except, in each case with respect to the foregoing clauses (i) through (iv), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc) (i) The Company Parties and each of their respective subsidiaries have taken commercially reasonable technical and organizational measures designed to maintain and protect the information technology systems and Data used in connection with the operation of the Company Parties’ and their respective subsidiaries’ businesses, (ii) without limiting the foregoing, the Company Parties and their respective subsidiaries have established, maintained, implemented and complied with, in all material respects, commercially reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans as required by applicable Data Security Obligations (as defined below), that are designed to protect against, detect and prevent breach, destruction, loss, unauthorized distribution, disclosure, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology and computer systems, networks, hardware, software, websites, applications, equipment, technology, databases or Data (including personally identifiable information or protected health information and the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company Parties and their respective subsidiaries) used in connection with the operation of the Company Parties’ and their subsidiaries’ businesses (“Breach”) and (iii) in the last two (2) years and to the Company’s knowledge, there has been no such Breach, and the Company Parties and their respective subsidiaries have not been notified in writing of any such Breach; except, in each case with respect to the foregoing clauses (i) through (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

“Data Protection Laws” means (a) to the extent applicable to the Company Parties, all applicable laws, rules and regulations related to data privacy, data protection or data security (including the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), Regulation (EU) 2016/679 of the European Parliament and of the Council (General Data Protection Regulation) and any implementation acts related thereto and the California Consumer Privacy Act of 2018 and the California Privacy Rights Act of 2020), and the requirements set forth in regulations by regulatory authorities such as the Food and Drug Administration (the “FDA”), Federal Trade Commission, Federal Communications Commission, the U.S. Department of Health and Human Services and applicable European Union data protection authorities, in each case of the foregoing, as amended, replaced or updated from time to time; (b) all current privacy policies of the Company; and (c) all third party privacy policies that the Company is contractually obligated to comply with.

(dd) The Company Parties and their respective subsidiaries have implemented and maintained policies, practices, and procedures to prevent unlawful harassment, discrimination, or retaliation in the workplace and have taken appropriate steps to assure compliance with such policies and procedures, and (i) no material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; (ii) the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal vendors, partners or contractors which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) the Company Parties and their respective subsidiaries are and have been in material compliance with all applicable laws pertaining to employment and employment practices, wages and hours, terms and conditions of employment, and immigration.

(ee) Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company Parties and their respective subsidiaries and any “Employee Benefit Plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by any of the Company Parties, their subsidiaries or their “ERISA Affiliates” (as defined below) (each, a “Plan”) is and has been operated in compliance with its terms and all applicable laws, including ERISA and the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”), (ii) no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Plan and no Plan, if terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA), as the fair market value of the assets under each Plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), (iii) none of the Company Parties, their subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any Plan, (B) Sections 412 and 430, 4971, 4975 or 4980B of the Code or (C) Sections 302 and 303, 406, 4063 and 4064 of ERISA, (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification, (v) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental or other regulatory entity or agency with respect to any Plan that could reasonably be expected to result in liability to any of the Company Parties or their respective subsidiaries, and (vi) none of the Company Parties or any of their respective subsidiaries have any “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106). “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member.

(ff) The Company Parties and each of their respective subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the reasonable judgment of the Company, prudent and customary in the businesses in which they are engaged; none of the Company Parties or any of their respective subsidiaries has been refused any insurance coverage sought or applied for, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and none of the Company Parties nor any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg) The Company Parties and each of their respective subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to obtain such certificates, authorizations or permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company Parties or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(hh) The financial statements of the Company included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly in all material respects the financial position of the Company as of the dates shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except as described therein. The financial statements of ITG Parent included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related schedules and notes thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and present fairly in all material respects the consolidated financial position of ITG Parent and its consolidated subsidiaries as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods covered thereby except as described therein. The summary consolidated financial and operating information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the information shown therein and, except for the “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) presented therein, have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements of ITG Parent included therein. All disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act, and Item 10 of Regulation S-K under the Securities Act, in each case to the extent applicable. The other financial information included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the ITG Parent and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. The pro forma financial statements and the related notes thereto included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The statistical, industry-related and market-related data included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources which the Company Parties reasonably and in good faith believe are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.

(ii) The Company has taken all necessary actions to ensure that, upon and at all times after the effectiveness of the Registration Statement, the Company and its subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder (it being understood that this Section 1(ii) shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder as of an earlier date than it would otherwise be required to so comply under applicable law).

(jj) (i) RSM US LLP, who have certified certain financial statements of ITG Parent and delivered with respect to such audited financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, were, at the time of such audit, an independent registered public accounting firm with respect to ITG Parent within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States); and (ii) Grant Thornton LLP, who have certified certain financial statements of the Company Parties and their respective subsidiaries and delivered their reports with respect to the audited consolidated financial statements and schedules filed with the Commission as part of the Registration Statement and included in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company Parties within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(kk) The Company Parties and their respective subsidiaries, taken as a whole, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company Parties’ most recent audited fiscal year, there has been (A) no material weakness in any of the Company Parties’ internal control over financial reporting (whether or not remediated) and (B) no change in the Company Parties’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, such Company Party’s internal control over financial reporting (it being understood that this Section 1(kk) shall not require the Company to comply with Section 404 of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder as of an earlier date than it would otherwise be required to so comply under applicable law).

(ll) The Company has not sold, issued or distributed any shares of Class A Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, equity incentive plans or other employee or director compensation plans or pursuant to outstanding options, rights or warrants, or as otherwise described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(mm) The Registration Statement, the Prospectus, the Time of Sale Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Time of Sale Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

(nn) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

(oo) The Company has not offered, or caused Morgan Stanley or any Morgan Stanley Entity as defined in Section 12 to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(pp) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required by law to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no unpaid tax deficiency has been determined adversely to the Company or any of its subsidiaries which, individually or in the aggregate, has had (nor does the Company nor any of its subsidiaries have any written notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

(qq) From the time of initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(rr) The Company (i) has not alone engaged in any Testing-the-Waters Communication with any person other than Testing-the-Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that each of the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communication other than those listed on Schedule III hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act.

(ss) As of the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers, none of (A) the Time of Sale Prospectus, (B) any free writing prospectus, when considered together with the Time of Sale Prospectus, and (C) any individual Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(b) The execution and delivery by or on behalf of the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by the Selling Stockholder and Computershare Inc., as Custodian, relating to the deposit of the Shares to be sold by the Selling Stockholder (the “Custody Agreement”) and the Power of Attorney appointing certain individuals as the Selling Stockholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the “Power of Attorney”) will not contravene (i) any provision of applicable law, or (ii) the organizational documents of the Selling Stockholder (if the Selling Stockholder is a corporation, limited liability company, partnership or other entity), or (iii) any agreement or other instrument binding upon the Selling Stockholder, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body, agency or court is required for the performance by the Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of the Selling Stockholder, except those that have already been obtained or completed or as may be required by the rules and regulations of FINRA or such as have already been obtained or as may be required under the Securities Act or the rules and regulations thereunder, the Exchange Act or the rules and regulations thereunder, or by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or as may be required for the approval of the listing of the Shares on the Nasdaq Global Select Market, except, in the cases of clauses (i), (iii) and (iv) as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Selling Stockholder to perform its obligations under this Agreement.

(c) Immediately prior to the sale of Additional Shares to the various Underwriters on any Option Closing Date, the Selling Stockholder will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by the Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by the Selling Stockholder or a security entitlement in respect of such Shares.

(d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and are valid and binding agreements of the Selling Stockholder, subject to the effects of (x) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally, (y) the application of general principles of equity (including, without limitation concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and (z) applicable law and public policy with respect to rights to indemnity and contribution.

(e) Upon payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

(f) The Selling Stockholder has delivered to the Representatives an executed lock-up agreement in substantially the form attached hereto as Exhibit A (the “Lock-up Agreement”).

(g) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Registration Statement, the Time of Sale Prospectus and the Prospectus and has no knowledge of any material fact, condition or information that has had, or may reasonably be expected to have, a Material Adverse Effect. The Selling Stockholder is not prompted by any material information concerning the Company or its subsidiaries which is not set forth in the Registration Statement, the Time of Sale Prospectus or the Prospectus to sell its Shares pursuant to this Agreement.

(h) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, as of the date of such amendment or supplement, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph are limited solely to statements or omissions made in reliance upon and in conformity with the information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder, expressly for use in the Registration Statement, the Time of Sale Prospectus or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only information furnished in writing by such Selling Stockholder consists of the name of such Selling Stockholder, the number of beneficially owned and offered shares and the address and other information with respect to such Selling Stockholder (excluding percentages), which appear in the Registration Statement or the Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders”.

(i) Neither the Selling Stockholder nor any of its subsidiaries or controlled affiliates, nor any director or officer thereof, nor, to the Selling Stockholder’s knowledge, any employee, agent or representative of the Selling Stockholder or of any of its subsidiaries or controlled affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any Government Official to improperly influence official action by that Government Official for the benefit of the Selling Stockholder or its subsidiaries or controlled affiliates, or to otherwise secure any improper advantage, or to any person in violation of the Anti-Corruption Laws.

(j) The operations of the Selling Stockholder and each of its subsidiaries are and have been conducted at all times in compliance with all applicable Anti-Money Laundering Laws.

(k) (i) Neither the Selling Stockholder nor any of its subsidiaries, nor any director, officer, or to the knowledge of the Selling Stockholder, any employee, agent, controlled affiliate, or representative of the Selling Stockholder or any of its subsidiaries, is a Person that is, or is 50% or more owned or controlled by one or more Persons that are:

(A) the subject or target of any Sanctions, or

(B) located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea and Syria (with respect to Syria only, until July 1, 2025)).

(ii) The Selling Stockholder and each of its subsidiaries (a) have not, since April 24, 2019, engaged in, (b) are not now engaged in, and (c) will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions.

(l) The Selling Stockholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is or whose government is, the subject of Sanctions;

(ii) to fund or facilitate any money laundering or terrorist financing activities; or

(iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(m) The Selling Stockholder and its subsidiaries have conducted and will conduct their businesses in compliance with Sanctions, and no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Anti-Corruption Laws, the Anti-Money Laundering Laws, or Sanctions is pending or, to the knowledge of the Selling Stockholder, threatened. The Selling Stockholder and its subsidiaries and affiliates have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws, the Anti-Money Laundering Laws, Sanctions, and with the representations and warranties contained herein.

(n) The Selling Stockholder represents and warrants that it is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

3. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $[•] a share (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Seller, severally and not jointly, agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [•] Additional Shares from the Company and up to [•] Additional Shares from the Selling Stockholder at the Purchase Price, provided, however, that the amount paid by the Underwriters for any Additional Shares shall be reduced by an amount per share equal to any dividends declared by the Company and payable on the Firm Shares but not payable on such Additional Shares. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice to the Company and the Selling Stockholder not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such Additional Shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. As used herein, “business day” means a day on which the Nasdaq Global Select Market is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4. Terms of Public Offering. The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Representatives’ judgment is advisable. The Sellers are further advised by the Representatives that the Shares are to be offered to the public initially at $[•] a share (the “Public Offering Price”) and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[•] a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[•] a share, to any Underwriter or to certain other dealers.

5. Payment and Delivery. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [•], 20261, or at such other time on the same or such other date, not later than [•], 20262, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares to be sold by each Seller shall be made to such Seller in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than ten business days after the date of such notice, as shall be designated in writing by the Representatives.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price thereof.

6. Conditions to the Underwriters’ Obligations. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 4:30 p.m. (New York City time) on the date hereof.

[1]	[NTD: To be 2 business days after the date of the Underwriting Agreement.]
[2]	[NTD: To be 5 business days after the date inserted in accordance with the preceding footnote.]

The several obligations of the Underwriters are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or, to the knowledge of the Company, threatened by the Commission; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the debt securities of the Company Parties or any of their respective subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(iii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company Parties and their respective subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives’ judgment, is material and adverse and that makes it, in the Representatives’ judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of each of the Company Parties, to the effect set forth in Section 6(a) above and to the effect that the representations and warranties of the Company Party contained in this Agreement are true and correct as of the Closing Date and that the Company Party has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officers signing and delivering such certificates may rely upon the best of their knowledge as to proceedings threatened.

(c) The Underwriters shall have received on each of the date hereof and the Closing Date, a Chief Financial Officer’s certificate dated the date hereof or the Closing Date, as the case may be, with respect to certain financial data contained in the Prospectus and signed on behalf of the Company by the Chief Financial Officer of the Company, in form and substance reasonably satisfactory to the Representatives.

(d) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Kirkland & Ellis LLP, outside counsel for the Company Parties, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

(e) The Underwriters shall have received on the Closing Date an opinion of Weil, Gotshal & Manges LLP, outside counsel for the Company Parties, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

(f) The Underwriters shall have received on the Closing Date an opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

With respect to the negative assurance letters to be delivered pursuant to Sections 6(d) and 6(f) above, Kirkland & Ellis LLP and Latham & Watkins LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

The opinions of Kirkland & Ellis LLP and Weil, Gotshal & Manges LLP described in Sections 6(d) and 6(e) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, from each of Grant Thornton LLP and RSM US LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that each letter delivered on the Closing Date shall use a “cut-off date” not earlier than two business days prior to the Closing Date.

(h) The “lock up” agreements, each substantially in the form of Exhibit A hereto, between the Representatives and certain securityholders, officers and directors of the Company listed in Schedule IV of this Agreement relating to restrictions on sales and certain other dispositions of or activities in respect of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof (the “Lock-up Agreements”), shall be in full force and effect on the Closing Date.

(i) The Shares shall have been approved for listing on Nasdaq Global Select Market, subject only to official notice of issuance.

(j) The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of the following:

(i) a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 6(b) hereof remains true and correct in all material respects (except for representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such Option Closing Date;

(ii) a certificate, dated the Option Closing Date and signed on behalf of the Company by the Chief Financial Officer of the Company confirming that the certificate delivered on the Closing Date pursuant to Section 6(c) hereof remains true and correct in all material respects as of such Option Closing Date; and

(iii) an opinion and negative assurance letter of Kirkland & Ellis LLP, outside counsel for the Company Parties, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;

(iv) an opinion and negative assurance letter of Kirkland & Ellis LLP, outside counsel for the Selling Stockholder, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date, in form and substance reasonably satisfactory to the Representatives;

(v) an opinion and negative assurance letter of Latham & Watkins LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;

(vi) a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from each of Grant Thornton LLP and RSM US LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(g) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than two business days prior to such Option Closing Date; and

(vii) such other documents as the Representatives may reasonably request with respect to the good standing of the Company and the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date.

With respect to the negative assurance letters to be delivered pursuant to Sections 6(i)(iii), 6(i)(iv) and 6(i)(v) above, Kirkland & Ellis LLP and Latham & Watkins LLP may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(i)(iv) above, Kirkland & Ellis LLP may rely upon the representations of the Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of the Selling Stockholder and in other documents and instruments; provided that copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to the Representatives and shall be in form and substance satisfactory to the Underwriters’ counsel.

The opinions of Kirkland & Ellis LLP described in Sections 6(i)(iii) and 6(i)(iv) above shall be rendered to the Underwriters at the request of the Company and the Selling Stockholder, respectively, and shall so state therein.

7. Covenants of the Company Parties. Each Company Party, jointly and severally, covenants with each Underwriter as follows:

(a) To furnish to the Representatives, without charge, fifteen signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by any Company Party and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Shares may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to qualify as a dealer in securities in any jurisdiction or to file any general consent to service of process in any jurisdiction, or that would subject it to taxation in any jurisdiction where it is not now so subject.

(h) To make generally available (which may be satisfied by filing with the Commission on its Electronic Data Gathering, Analysis and Retrieval System) to the Company’s security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to qualify as a dealer in securities in any jurisdiction or to file any general consent to service of process in any jurisdiction, or that would subject it to taxation in any jurisdiction where it is not now so subject.

(j) The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the Restricted Period.

(k) If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication, as then amended or supplemented, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(l) The Company also covenants with each Underwriter that, without the prior written consent of at least two of Morgan Stanley, Citi and UBS (collectively, the “Designated Representatives”) on behalf of the Underwriters, it will not, and will not publicly disclose an intention to, during the period ending 180 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock, (2) enter into any swap, loan or other arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward or any other derivative transaction or instrument, however described or defined) that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Class A Common Stock, whether any such transaction described in clause 1 or 2 above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise, or (3) file any registration statement with the Commission relating to the offering of any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock. Notwithstanding anything to the contrary contained herein, if (a) at least 150 days have elapsed since the date of the Prospectus and (b) the Restricted Period is scheduled to end during, or within five Trading Days of, a Blackout Period, then the Restricted Period will end ten calendar days prior to the commencement of such Blackout Period (the “Conditional Early Release Date”); provided, however, that promptly upon the Company’s determination of the Conditional Early Release Date and in any event at least five Trading Days in advance of the Conditional Early Release Date, the Company shall notify the Designated Representatives of the date of the impending Conditional Early Release Date, and shall announce the Conditional Early Release Date through a major news service or on a Form 8-K at least two Trading Days in advance of the Conditional Early Release Date. For purposes of this Agreement, a “Trading Day” is a day on which the New York Stock Exchange and the Nasdaq Global Select Market are open for the buying and selling of securities, and “Blackout Period” means a broadly applicable and regularly scheduled period during which trading in the Company’s securities would not be permitted under the Company’s insider trading policy.

The restrictions contained in the preceding paragraph shall not apply to (A) the Shares to be sold hereunder or the issuance, transfer, redemption or exchange of securities of the Company Parties in connection with the transactions contemplated by this Agreement as described in the Time of Sale Prospectus and the Prospectus, (B) grants of stock options, stock awards, restricted stock, restricted stock units, securities convertible into or exercisable or exchangeable for shares of Class A Common Stock, or other compensatory equity-based awards and the issuance of shares of Class A Common Stock in connection with the exercise, vesting and/or settlement of any of the foregoing to the employees, officers, directors, advisors, or consultants of the Company or any of its subsidiaries pursuant to the terms of an equity compensation plan described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (C) the issuance by the Company of shares of Class A Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or the settlement of restricted stock units (including net settlement) as described in each of the Time of Sale Prospectus and Prospectus, (D) the filing by the Company of any registration statement on Form S-8 or amendment thereto relating to securities granted or to be granted pursuant to any plan described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction, (E) shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock, or the entrance into an agreement to issue or sell shares of Class A Common Stock, in connection with any merger, joint venture, strategic alliances, commercial or other collaborative transaction or the acquisition (whether by means of merger, stock or equity purchase, asset purchase or otherwise) or licenses of the business, property, technology or other assets of another individual or entity or the assumption of an employee benefit plan in connection with a merger or acquisition, provided that (i) the aggregate number of shares of Class A Common Stock or any other securities convertible into or exercisable or exchangeable for shares of Class A Common Stock that the Company may issue or sell or agree to issue or sell pursuant to this clause (E) shall not exceed 10% of the total outstanding share capital of the Company immediately following the completion of the transactions contemplated by this Agreement determined on a fully diluted basis and as adjusted for stock splits, stock dividends and other similar events after the date of this Agreement and (ii) the recipients of any such shares of Class A Common Stock and securities issued pursuant to this clause (E) during the Restricted Period shall enter into an agreement substantially in the form of Exhibit A hereto on or prior to such issuance, (F) facilitating the establishment or amendment of a trading plan on behalf of a stockholder, officer or director of the Company or any of its subsidiaries pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Class A Common Stock, provided that (i) such plan does not provide for the transfer of Class A Common Stock during the Restricted Period (except as otherwise permitted under the lock-up agreement entered into by such stockholder, officer or director) and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment or amendment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Class A Common Stock may be made under such plan during the Restricted Period, (G) sales of Class A Common Stock on behalf of the employees, officers, directors, advisors, or consultants of the Company or any of its subsidiaries to satisfy the withholding taxes payable upon the exercise, vesting and/or settlement of such employee’s stock options, stock awards, restricted stock, restricted stock units, securities convertible into or exercisable or exchangeable for shares of Class A Common Stock, or other compensatory equity-based awards pursuant to the terms of an equity compensation plan described in each of the Time of Sale Prospectus and the Prospectus, or (H) the confidential submission by the Company of a resale shelf draft registration statement on Form S-1 with the Commission to the extent consistent with the Company’s obligations under the registration rights agreement described in each of the Time of Sale Prospectus and the Prospectus; provided that (i) no public announcement of such confidential submission shall be made, (ii) if any demand was made for, or any right exercised with respect to, such registration of Shares or securities convertible, exercisable or exchangeable into Shares, no public announcement of such demand or exercise of rights shall be made (iii) the Company shall provide the Representatives with prior written notice of any such confidential submission at least one business day before such submission, or, if prior notice is not reasonably practicable, written notice promptly following such submission and in any event no later than one business day thereafter, and (iv) such notice shall be delivered on a confidential basis and shall specify only the anticipated or actual date of submission and that the submission is being made pursuant to the registration rights agreement described in each of the Time of Sale Prospectus and the Prospectus. If at least two of the Designated Representatives agree to release or waive the restrictions on the transfer of Shares set forth in a Lock-up Agreement for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver substantially in the form of Exhibit B hereto, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver if required by an applicable FINRA rule.

(m) The Company will use reasonable best efforts to effect and maintain the listing of the Shares on the Nasdaq Global Select Market.

8. Covenants of the Sellers. Each Seller, severally and not jointly, covenants with each Underwriter as follows:

(a) Each Seller will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

(b) Each Seller will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and each Seller undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

9. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all reasonably incurred expenses incident to the performance of the obligations of it and the Selling Stockholder under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Stockholder in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any stamp, transfer or other similar taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonably incurred fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonably incurred fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the Financial Industry Regulatory Authority, provided that the aggregate amount payable by the Company with respect to the fees and disbursements of counsel for the Underwriters pursuant to clause (iii) and clause (iv) of this Section 9 shall not exceed $45,000, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Class A Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq Global Select Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the reasonably incurred costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft or ground transportation chartered in connection with the road show, provided that the Company shall only be responsible for half of the cost of any aircraft or ground transportation chartered in connection with the road show, if required (with the Underwriters being responsible for the other half of such expenses), (ix) the document production charges and expenses associated with printing this Agreement, (x) all reasonably incurred fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xi) all other reasonably incurred costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 9. It is understood, however, that except as provided in this Section 9, Section 11 entitled “Indemnity and Contribution,” Section 12 entitled “Directed Share Program Indemnification” and the last paragraph of Section 14 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

The provisions of this Section 9 shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10. Covenants of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Sellers not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

11. Indemnity and Contribution. (a) (i)The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act and their respective directors, officers and employees from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in paragraph (b) below.

(ii) If and to the extent that the Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase Additional Shares granted to the Underwriters in Section 3 hereof and such Additional Shares are purchased by the Underwriters pursuant to Section 3 hereof, the Selling Stockholder agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act and their respective directors, officers and employees from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters through the Representatives consists of the information described as such in paragraph (b) below. The liability of the Selling Stockholder under the indemnity agreement contained in this Section 11(a)(ii) shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting discounts and commissions but before deducting expenses) of the Additional Shares sold by such Selling Stockholder pursuant to this Agreement (the “Selling Stockholder Proceeds”) less any amounts such Selling Stockholder actually pays pursuant to the contribution provisions of Section 11(d) below.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, the Prospectus or any amendment or supplement thereto, or any Written Testing-the-Waters Communication or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, road show, or the Prospectus or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the information concerning selling concessions appearing in first sentence of the first paragraph under the caption “Commissions and Discounts” in the section entitled “Underwriting (Conflicts of Interest),” (ii) the information concerning stabilization appearing in the second sentence of the sixteenth paragraph, the second and third sentence of the seventeenth paragraph, the second sentence of the eighteenth paragraph and the nineteenth paragraph in the section entitled “Underwriting (Conflicts of Interest),” and (iii) the information concerning sales to discretionary accounts appearing in the sole paragraph under the caption “Discretionary Sales” in the section entitled “Underwriting (Conflicts of Interest)” (collectively, the “Underwriter Information”).

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a) or 11(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and all persons, if any, who control the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (C) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Stockholder and all persons, if any, who control the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 11(a), and by the Company and the Selling Stockholder, in the case of parties indemnified pursuant to Section 11(b). In the case of any such separate firm for the Selling Stockholder and such control persons of the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder / persons named as attorneys-in-fact for the Selling Stockholder under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, wrongdoing, culpability or a failure to act by or on behalf of any indemnified party.

(d) To the extent the indemnification provided for in Section 11(a) or 11(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (after deducting underwriting commissions and discounts but before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of the Selling Stockholder under the contribution agreement contained in this Section 11(d) shall be limited to an amount equal to the Selling Stockholder Proceeds of the Selling Stockholder less any amounts that such Selling Stockholder actually pays pursuant to Section 11(a)(ii) above.

(e) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, by or on behalf of the Selling Stockholder or any person controlling the Selling Stockholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

12. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless Morgan Stanley, each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Morgan Stanley within the meaning of Rule 405 of the Securities Act (each a “Morgan Stanley Entity” and collectively, the “Morgan Stanley Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements made therein not misleading; (ii) that arise out of, or are based upon, the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Morgan Stanley Entities.

(b) In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to Section 12(a), the Morgan Stanley Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such separate firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Morgan Stanley Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Morgan Stanley Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

(c) To the extent the indemnification provided for in Section 12(a) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Morgan Stanley Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (after deducting underwriting commissions and discounts but before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Morgan Stanley Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d) The Company and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 12(c). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 12, no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay. The remedies provided for in this Section 12 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(e) The indemnity and contribution provisions contained in this Section 12 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

13. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to or on the Closing Date or any Option Closing Date, as the case may be, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the Nasdaq Global Select Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representatives’ judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives’ judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

14. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 14 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements reasonably satisfactory to the Representatives and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company Parties or the Selling Stockholder. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

15. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b) The Company and the Selling Stockholder acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, the Selling Stockholder or any other person, (ii) the Underwriters owe the Company and the Selling Stockholder only those duties and obligations set forth in this Agreement, any contemporaneous written agreements and prior written agreements (to the extent not superseded by this Agreement), if any, (iii) the Underwriters may have interests that differ from those of the Company and the Selling Stockholder, and (iv) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and the Selling Stockholder waive to the full extent permitted by applicable law any claims they may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

(c) The Selling Stockholder further acknowledges and agrees that, although the Underwriters may provide it with certain Regulation Best Interest and Form CRS disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Stockholder to participate in the offering or sell any Shares at the Purchase Price, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

16. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 16, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

17. Counterparts; Electronic Signatures. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18. Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

19. Jurisdiction and Venue. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

20. Jury Waiver. Each Company Party, the Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

22. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to c/o Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal and Compliance Division; c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, Fax: 646-291-1469; c/o UBS Securities LLC, 11 Madison Avenue, New York, New York 10010, Attention: Equity Syndicate; and c/o Stifel, Nicolaus & Company, Incorporated, 787 Seventh Avenue, 11th Floor, New York, New York 10019; if to the Company Parties shall be delivered, mailed or sent to ITG, Inc., 2400 E Commercial Blvd Ste 1000, Fort Lauderdale, FL 33308, with a copy to (which copy shall not constitute constructive notice) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022; Attention: Joshua N. Korff; Michael Kim; Email: jkorff@kirkland.com; michael.kim@kirkland.com, and if to the Selling Stockholder shall be delivered, mailed or sent to Oaktree Capital Management, L.P., 11611 San Vicente Boulevard, Suite 700, Los Angeles, California 90049; Attention: James Lee; Robert Wu; E-mail: jalee@oaktreecapital.com; rwu@oaktreecapital.com, with a copy to (which copy shall not constitute constructive notice) Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022; Attention: Joshua N. Korff; Michael Kim; Email: jkorff@kirkland.com; michael.kim@kirkland.com.

Very truly yours,

ITG, Inc.

By:
Name:
Title:

ITG Parent, LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

OCM Power VI AIV Holdings (Delaware), L.P.

By: Its: By: Its:	Oaktree Fund GP, LLC General Partner Oaktree Fund GP I, L.P. Managing Member

By:
Name: James S. Lee
Title: Authorized Signatory

By:
Name: Robert L. Wu
Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

UBS Securities LLC

Stifel, Nicolaus & Company, Incorporated

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

UBS Securities LLC

Stifel, Nicolaus & Company, Incorporated

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

UBS Securities LLC

Stifel, Nicolaus & Company, Incorporated

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

UBS Securities LLC

Stifel, Nicolaus & Company, Incorporated

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By:	Stifel, Nicolaus & Company, Incorporated

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares To Be Purchased
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
UBS Securities LLC
Stifel, Nicolaus & Company, Incorporated
BofA Securities, Inc.
Robert W. Baird & Co. Incorporated
Santander US Capital Markets LLC
KeyBanc Capital Markets Inc.
Truist Securities, Inc.
Houlihan Lokey Capital, Inc.
BTIG, LLC
Capital One Securities, Inc.
Regions Securities LLC

Total:

I-1

SCHEDULE II

Time of Sale Prospectus

1.	Preliminary Prospectus issued [•], 2026

2.	[identify all free writing prospectuses filed by the Company under Rule 433(d) of the Securities Act]

3.	Pricing information:

Firm Shares to be sold by the Company: [•]

Additional Shares to be sold by the Company: [•]

Additional Shares to be sold by the Selling Stockholder: [•]

Public Offering Price: $[•] per share

II-1

SCHEDULE III

Testing the Waters Communications

1.	Testing-the-Waters Presentation dated May, 2026

III-1

SCHEDULE IV

Persons or Entities Delivering Lock Up Agreements

1.	OCM Power VI AIV Holdings (Delaware), L.P.

2.	OCM ITG Aggregator, LLC

3.	ITG Management Holdings, LLC

4.	Andrew D. Parrott

5.	Christopher H. Mecray

6.	Michael G. Brooks

7.	Guilherme Elias

8.	Peter A. Giacalone

9.	William LaPerch

10.	Joel Rivas

11.	Francis A. Braun III

12.	James S. Lee

13.	Nicholas G. Papadakis

14.	Dylan G. Petre

15.	Robert L. Wu

IV-1

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

____________, 2026

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

UBS Securities LLC

Stifel, Nicolaus & Company, Incorporated

c/o	Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o	UBS Securities LLC

11 Madison Avenue

New York, New York 10010

c/o	Stifel, Nicolaus & Company, Incorporated

787 Seventh Avenue, 11th Floor

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citi”), UBS Securities LLC (“UBS”) and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters (collectively, the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with ITG, Inc., a Delaware corporation (the “Company”), ITG Parent, LLC, a Delaware limited liability company and OCM Power VI AIV Holdings (Delaware), L.P., a Delaware limited partnership, providing for the public offering (the “Public Offering”) by the several Underwriters named therein, including the Representatives (the “Underwriters”), of shares (the “Shares”) of the Class A common stock, par value $0.001 per share, of the Company (the “Class A Common Stock”).

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To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, except as provided in this Agreement, without the prior written consent of at least two of Morgan Stanley, Citi and UBS (collectively, the “Designated Representatives”) on behalf of the Underwriters, he, she or it will not, and will not publicly disclose an intention to, during the period commencing on the date hereof and ending immediately after the close of the Trading Day occurring on the 180th day after the date of the final prospectus (the “Prospectus”) relating to the Public Offering (such day, the “180th Day”) or, if the 180th Day is not a Trading Day, ending immediately after the close of the last Trading Day immediately preceding the 180th Day (such period of time between the date hereof and, as the case may be, the 180th Day or the last Trading Day immediately preceding the 180th Day, referred to herein as the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Class A Common Stock or such other securities which may be deemed to be beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or any other securities so owned convertible into or exercisable or exchangeable for Class A Common Stock (collectively, the “Restricted Securities”) or (2) enter into any hedging, swap, loan or other arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward or any other derivative transaction or instrument, however described or defined) that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Restricted Securities, whether any such transaction described in clause (1) or (2) above (any transaction described in clause (1) or (2) above, collectively, “Transfers”) is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Restricted Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

For purposes of this agreement, a “Trading Day” is a day on which the Nasdaq Global Select Market is open for the buying and selling of securities.

The foregoing paragraph shall not apply to the following, provided that in the case of any transfer or distribution pursuant to clauses (b) and (d) below, (A) each donee, distributee or transferee, as the case may be, shall sign and deliver a lock-up agreement substantially in the form of this agreement for the balance of the Restricted Period, except that with respect to any related series of transfers or distributions to transferees or distributees permitted under clause (d) that are deemed to occur simultaneously, only the ultimate transferee or distributee in such series shall be required to sign and deliver such a lock-up agreement (B) any such transfer shall not involve a disposition for value, (C) such transfers are not required to be reported during the Restricted Period in a filing with

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the Securities and Exchange Commission under Section 16(a) of the Exchange Act on Form 4 or Form 5 (or, in the case of sub-clause (b)(i)-(ii), any filing, if required, shall indicate in the footnotes thereto that the filing relates to circumstances described in the relevant sub-clause) and (D) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(a) transactions relating to shares of Class A Common Stock or other securities acquired in the Public Offering (including the transactions described under the caption “Organizational Structure” in the Prospectus but excluding, solely in the case of officers and directors of the Company, any issuer-directed Shares purchased in the Public Offering) or acquired in open market or other transactions after the completion of the Public Offering, provided that no public report or filing with the Securities and Exchange Commission or otherwise is required or voluntarily made during the Restricted Period in connection with subsequent sales of Class A Common Stock or other securities acquired either in the Public Offering or in such open market or other transactions after the completion of the Public Offering (other than any Schedule 13G, 13D or Form 13F (or any amendments to such schedules or forms));

(b) transfers, dispositions or distributions of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock as: (i) a bona fide gift, including, without limitation, to a charitable organization or educational institution, or for bona fide estate planning purposes, (ii) by will, testamentary document or intestacy, (iii) to any corporation, partnership, limited liability company or other entity that controls, is controlled by or managed by, or is under common control with, the undersigned, or the immediate family of the undersigned (as defined in FINRA Rule 5130(i)(5)), (iv) to any nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iii) above, (v) to any member of the undersigned’s immediate family or to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned and/or any member of the undersigned’s immediate family, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of the beneficiary of such trust or (vi) to the Company upon the undersigned’s death, disability or termination of employment or other service relationship with the Company; provided that such Class A Common Stock was issued to the undersigned pursuant to an agreement or equity award granted pursuant to an employee benefit plan, option, warrant or other right disclosed in the Prospectus;

(c) transfers, dispositions or distributions of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock by operation of law, such as pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement or pursuant to an order of a court or regulatory agency having jurisdiction over the undersigned, provided that any filing under Section 16(a) of the Exchange Act or any other public filing or disclosure by or on behalf of the undersigned that is required to be made during the Restricted Period as a result of such transfer, disposition or distribution shall include a statement that such transfer has occurred by operation of law;

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(d) if the undersigned is not an individual, transfers or distributions of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock to: (i) another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (ii) as part of a distribution, transfer or other disposition to any current or former, direct or indirect general or limited partners, limited liability company members or stockholders of the undersigned or holders of similar equity interests in the undersigned;

(e) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Class A Common Stock, provided that (i) such plan does not provide for the transfer of Class A Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Class A Common Stock may be made under such plan during the Restricted Period;

(f) (i) the receipt by the undersigned from the Company of shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Common Stock upon the settlement or exercise of restricted stock units, restricted stock, options, warrants or other rights to purchase or otherwise acquire Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock (including, in each case, by way of “net” or “cashless” exercise, settlement or similar procedure), or (ii) transfers or dispositions by the undersigned to the Company in connection with the vesting, settlement or exercise of restricted stock units, restricted stock, options, warrants or other rights to purchase or otherwise acquire Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock (including, in each case, by way of “net” or “cashless” exercise), including any transfer to the Company for the payment of tax withholdings, estimated taxes or remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, restricted stock, options, warrants or other rights to purchase or otherwise acquire Class A Common Stock, or in connection with the conversion of convertible securities;

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provided that (1) any such shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Common Stock received by the undersigned shall be subject to the terms of this agreement, (2) to the extent a filing under Section 16(a) of the Exchange Act is required during the Restricted Period as a result of such transfers or dispositions pursuant to clause (f)(ii), it shall clearly indicate that the filing relates to the circumstances described in this clause (f)(ii); (3) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers; and (4) any such restricted stock units, restricted stock, options, warrants or rights are held by the undersigned pursuant to an agreement or equity award granted under a stock incentive plan or other equity award plan, each of which is disclosed in the Prospectus;

(g) shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock transferred in “sell to cover” or similar open market transactions during the Restricted Period to satisfy any exercise price or tax withholding obligations (up to the amount required for such satisfaction) as a result of the vesting, exercise or settlement of restricted stock units, restricted stock, options, warrants or other rights to purchase or otherwise acquire Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock, provided that, any such shares of Class A Common Stock retained by the undersigned after giving effect to this provision shall remain subject to the provisions of this agreement;

(h) shares of Class A Common Stock transferred pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction involving a Change of Control (as defined herein) of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Restricted Securities or other such securities in connection with such transaction, or vote any Restricted Securities or other such securities in favor of any such transaction) and approved by the Company’s board of directors; provided that in the event that such Change of Control transaction is not completed, the Class A Common Stock shall remain subject to the provisions of this agreement;

(i) securities sold pursuant to a plan that complies with Rule 10b5-1 under the Exchange Act that has been entered into by the undersigned prior to the date of this agreement; provided that (1) any filing under Section 16(a) of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described above and (2) the undersigned does not otherwise voluntarily effect any other public filing or report regarding such sales or transfers during the Restricted Period;

(j) transfers of shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock to the Company pursuant to arrangements under which the Company has the option or right to repurchase such securities or a right of refusal with respect to such securities;

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(k) sale of the undersigned’s LLC Interests to the Company or any of its subsidiaries in connection with the purchase of LLC Interests from the undersigned by the Company or any of its subsidiaries with the net proceeds of the Public Offering, as described in the Prospectus;

(l) conversion, exchange or reclassification of (1) any outstanding securities of the Company into shares of Class A Common Stock, or (2) Class A Common Stock into other securities, provided that any Class A Common Stock or other securities received by the undersigned upon such conversion, exchange or reclassification shall be subject to the provisions of this agreement;

(m) any sales of shares of Class A Common Stock by the undersigned to the Underwriters pursuant to the Underwriting Agreement.

“Change of Control” means the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an Underwriter pursuant to the Public Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold at least 50% of the outstanding voting securities of the Company (or the surviving entity).

In addition, the undersigned agrees that, without the prior written consent of at least two of the other Designated Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any Restricted Securities. Notwithstanding the foregoing, to the extent the undersigned has demand and/or piggyback registration rights under any registration rights agreement described in the Prospectus, the undersigned may notify the Company privately that the undersigned is or will be exercising his, her or its demand and/or piggyback registration rights under any such registration rights agreement following the expiration of the Restricted Period and undertake preparations related thereto; provided that the foregoing notification and/or preparations do not request, require or result in the public filing of a registration statement with the Securities and Exchange Commission or any other public announcement of such proposed registration by the undersigned, the Company or any third party during the Restricted Period (and no such filing, public announcement or activity shall be voluntarily made or taken by the undersigned, the Company or any third party during the Restricted Period).

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the offering.

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If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Class A Common Stock, at least two of the Designated Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by at least two of the Designated Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or to an immediate family (as defined in FINRA Rule 5130(i)(5)) of the undersigned and (b) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

If at least two of the Designated Representatives release or waive the foregoing restrictions in connection with a transfer of shares of Class A Common Stock held by any other signatory to a lock-up agreement, shares of Class A Common Stock held by the undersigned shall be immediately, fully and irrevocably released in the same manner and on the same terms from any remaining restrictions in this agreement on a pro rata basis.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this agreement. The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

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In the event that one or more of the Designated Representatives withdraws or is terminated from, or declines to participate in, the Public Offering, all references in this agreement to the Designated Representatives shall refer to the remaining Designated Representatives. If the Designated Representatives all withdraw, are terminated from or decline to participate in the Public Offering, all references in this agreement to the Designated Representatives shall refer to the lead left book runner in the Public Offering (“Replacement Entity”), and in such event, any written consent, waiver or notice given or delivered in connection with this agreement by or to such Replacement Entity shall be deemed to be sufficient and effective for all purposes under this agreement. The undersigned understands that, if (i) the Company files with the Securities and Exchange Commission a notice of withdrawal of the Registration Statement on Form S-1 (which covers the Shares) pursuant to Rule 477 promulgated under the Securities Act, (ii) the Representatives, on the one hand, or the Company, on the other hand, informs the other in writing, prior to the execution of the Underwriting Agreement, that they have or it has determined not to proceed with the Public Offering, (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder (other than pursuant to the Underwriters’ option thereunder to purchase additional Shares), or (iv) the Underwriting Agreement is not executed on or before [•], 2026 (provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to an additional three months), then, in each case, this agreement shall automatically, and without any action on the part of any other party, be of no further force and effect, and the undersigned shall be automatically released from all obligations under this agreement.

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this agreement will constitute due and sufficient delivery of such counterpart.

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Very truly yours,

[NAME OF STOCKHOLDER / OFFICER/ DIRECTOR]

By:
Name:
Title:

If not signing in an individual capacity:

Name of Authorized Signatory (Print) (Indicate capacity of person signing if signing as a custodian, trustee, or on behalf of an entity).

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EXHIBIT B

FORM OF WAIVER OF LOCK-UP

_____________, 20__

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to [Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and UBS Securities LLC] in connection with the offering by ITG, Inc. (the “Company”) of _____ shares of Class A common stock, $0.001 par value (the “Class A Common Stock”), of the Company and the lock-up agreement dated ____, 2026 (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated ____, 20__, with respect to ____ shares of Class A Common Stock (the “Shares”).

[Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and UBS Securities LLC]1 hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective _____, 20__; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

[1]	[NTD: To be updated as required pursuant to Section 7 of the Underwriting Agreement.]

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Very truly yours,

[Morgan Stanley & Co. LLC Citigroup Global Markets Inc. UBS Securities LLC]

By:	Morgan Stanley & Co. LLC

By:
Name:
Title:

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

By:	UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

cc: ITG, Inc.

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EXHIBIT C

FORM OF PRESS RELEASE

ITG, Inc.

[Date]

ITG, Inc. (the “Company”) announced today that [Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., UBS Securities LLC]1, representatives in the Company’s recent public sale of _____ shares of its Class A common stock are [waiving][releasing] a lock-up restriction with respect to ____ shares of the Company’s Class A common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on ____, 20__ , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

[1]	[NTD: To be updated as required pursuant to Section 7 of the Underwriting Agreement.]

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